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                                                                    Exhibit 99.2

                           CELLNET DATA SYSTEMS, INC.

                     [FORM OF NOTICE OF GUARANTEED DELIVERY]


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) relating to the outstanding 14% Senior Discount Notes due 2007, Series A (the "Old Notes") of CellNet Data Systems, Inc. (the "Company") made pursuant to the prospectus, dated __________, 1997 (the "Prospectus") and the related letter of transmittal (the "Letter of Transmittal"), if (i) certificates for Old Notes are not immediately available; (ii) the Old Notes, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below on or prior to 5:00 P.M., New York City time, on the Expiration Date; or (iii) the procedures of delivery for book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer--Procedures for Tendering" section in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.

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                                                THE BANK OF NEW YORK


BY REGISTERED OR CERTIFIED MAIL:            FACSIMILE TRANSMISSION NUMBER:              BY HAND/OVERNIGHT DELIVERY:
                                           (For Eligible Institutions Only)

                                                   (212) 815-6333


    The Bank of New York                                                                    The Bank of New York

101 Barclay Street, 21st Floor                                                          101 Barclay Street, 21st Floor

  New York, New York 10286                   Confirm and/or information:                Corporate Trust Services Window

Attn:   Reorganization Section                     (212) 815-5084                                Ground Level

                                                                                          New York, New York  10286

                                                                                        Attn:  Reorganization Section


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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE,
OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount (at maturity of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount At Maturity of Old Notes
Tendered:(1)


$___________________________________



Certificate Nos. (if available):



____________________________________      If Old Notes will be delivered by
                                          book-entry transfer to The Depository
                                          Trust Company, provide account number.

Total Principal Amount at Maturity
Represented by Old Notes Certificate(s):


$___________________________________      Account Number______________________


________________________________________________________________________________

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

________________________________________________________________________________



_________________________

     (1) Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

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                                PLEASE SIGN HERE

X________________________________                __________________

X________________________________                __________________
 Signature(s) of Owner(s) or                     Date
 Authorized Signatory

Area Code and Telephone Number: ________________________

     Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):      __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

Capacity:     __________________________________________________________________

Address(es):  __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________


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                                    GUARANTEE

     The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount at maturity of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


___________________________________        ___________________________________
           Name of Firm                            Authorized Signature

___________________________________        ___________________________________
             Address                                       Title

___________________________________        Name:______________________________
            Zip Code                                (Please Type or Print)

Area Code & Telephone No.__________        Dated:_____________________________


NOTE: DO NOT SENT CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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